NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide NYSE Arca Tech 100 Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated September 9, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Bond Index Fund (the “Fund”)

Effective immediately, the Prospectus is amended as follows:

1.	The table under the section entitled “Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
James Mauro	Managing Director and Portfolio Manager	Since 2021
Jonathan Graves	Managing Director and Portfolio Manager	Since 2025
Marcus Tom	Director and Portfolio Manager	Since 2025

2.	The information relating to the Fund under the heading “Portfolio Management” on page 40 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is managed by a team comprising James Mauro, Jonathan Graves and Marcus Tom. This team is responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Mauro is a Managing Director and Global Head of Index Fixed Income Portfolio Management of BlackRock, which he joined in 2010.

Mr. Graves is a Managing Director and Head of Credit within the Index Fixed Income Portfolio Management team in the Americas. He joined BlackRock in 2013.

Mr. Tom is a Director and Head of the Index Fixed Income Portfolio Management team in Atlanta. He joined BlackRock in 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE